EXHIBIT 99


                                [GRAPHIC OMITTED]
                       INTERNATIONAL INSURANCE GROUP, INC.
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RS Group of Companies, Inc.
200 Yorkland Blvd.
Toronto, Ontario
Canada JM2J 5CI
Attention:    Mr. Kenneth Minn                                 December 31, 2005
              President

         Strategy International Insurance Group, Inc., a Texas corporation ("Strategy"), has agreed to enter into a merger (the "Merger") with RS Group of Companies, Inc., a Florida corporation ("RS"). Strategy and RS are sometimes collectively referred to as the "Parties" and each a "Party." This letter (this "Letter Agreement") sets forth the principal terms that the parties have agreed shall apply to the Merger. Each Party acknowledges that, by executing this Letter Agreement, this Letter shall constitute a legally binding agreement of such Party.

         The Parties agree that, subject to the conditions described herein, RS shall merge with and into Strategy or an affiliate, subsidiary or successor entity thereof (the "Merger Entity"), whereby the Merger Entity shall be the surviving entity of the Merger. As consideration for the Merger, each of the holders of issued and outstanding stock of RS of any and all classes ("RS Stock") shall receive, in exchange for every three shares of RS Stock held thereby, two shares of common stock, $.001 par value, of the Merger Entity ("Merger Stock"). Any and all issued and outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance, transfer or sale of any stock or other any equity securities ("Equity Rights") of RS shall be exchanged for comparable Equity Rights of the Merger Entity, based on the same exchange of three shares (or right to acquire shares) of RS Stock for two shares of Merger Stock.

         The obligation of the Parties to consummate the Merger is subject to the execution and delivery of the Merger Agreement (as hereinafter defined), the Other Documents (as hereinafter defined) and the satisfaction of the closing conditions specified therein. The Parties have completed substantial due diligence and will require that at closing there has been no material adverse change to the financial condition, prospects or business of the other Party.

         To effect the Merger, the Parties shall execution and deliver a definitive agreement and plan of merger (the "Merger Agreement"), containing therein the terms and conditions set forth in this Letter Agreement, as well as other terms and conditions not inconsistent with this Letter Agreement, including without limitation, applicable representations, warranties, indemnities and other preconditions to closing, defaults and other customary provisions for a merger such as is contemplated hereby, and the Parties shall also execute such other instruments, certificates and agreements (the "Other Agreements") are shall be necessary or useful to effect the Merger, all in such form and substance as shall be agreed to by the Parties to the Merger. The Parties intend to commence the preparation and final negotiation of the Merger Agreement and the Other Agreements promptly following the execution and delivery of this Letter Agreement.


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                     Barbados o Toronto o London o New York
               200 Yorkland Blvd., Suite 710, Toronto, ON M2J 5C1
                       Tel: 866 876-7368   Fax: 416 391-4985
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                                                                     Page 2 of 3


         Strategy and RS each agrees to act in good faith to negotiate and complete the Merger Agreement and the Other Agreements, and to execute and deliver the same on a timely basis, and to take and cause to be taken such other action as may be required to document and consummate the Merger, including, without limitation, obtaining the necessary consents and approvals of governmental bodies, insurance regulators, lenders, or other third parties as may be required, on terms mutually acceptable to the parties including, if applicable, a compliance under the Hart-Scott-Rodino Act.

         It is understood that this Letter Agreement does not contain all matters upon which agreement must be reached in order to effect the Merger, but is intended solely as an outline of the material provisions and material documents. As stated above, the parties agree to act in good faith in the negotiation and execution and delivery of the Merger Agreement and the Other Agreements and the consummation of the Merger.

         This Letter Agreement supercedes and replaces in all respects all prior understandings and agreements of the Parties with respect to the Merger and the transactions contemplated thereby, all of which are merged herein.

         This Letter Agreement will be governed by the laws of the State of New York, without regard to conflicts of law rules of such State which would result in the application of the laws of another jurisdiction.

         Each of the Parties hereto will be responsible for and bear all of its own costs and expenses incurred in connection with the Merger and the transactions contemplated thereby.

         This Letter Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Letter Agreement and all of which, when taken together, will be deemed to constitute one and the same document.

         It is understood that this Letter Agreement is being executed by each of Strategy and RS, with the knowledge of, but subject to the final approval of this Letter Agreement, the Merger and the transactions contemplated hereby, by their respective Boards of Directors. The Board of Directors of each of Strategy and RS have scheduled to meet on January 5, 2006, to approve, subject to receipt of satisfactory fairness opinions, at such meeting, this Letter Agreement, the Merger and the transactions contemplated hereby.


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                     Barbados o Toronto o London o New York
               200 Yorkland Blvd., Suite 710, Toronto, ON M2J 5C1
                       Tel: 866 876-7368 Fax: 416 391-4985
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

         If the terms of this Letter Agreement are acceptable, please sign and return the enclosed copy of this Letter Agreement Strategy, whereupon this Letter Agreement shall constitute a binding agreement between Strategy and RS.


                                    Strategy International Insurance Group, Inc.

                                    By:    /s/ Louis E. Lettieri
                                           -------------------------------------
                                    Name:  Louis E. Lettieri
                                    Title: CFO




  Agreed and Accepted as
   the 31st day of December 2005

  RS Group of Companies, Inc.

  By:    /s/ Kenneth Min
         ---------------------------
  Name:  Kenneth Min
  Title: President







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                     Barbados o Toronto o London o New York
               200 Yorkland Blvd., Suite 710, Toronto, ON M2J 5C1
                       Tel: 866 876-7368 Fax: 416 391-4985
--------------------------------------------------------------------------------

                      RESOLUTION OF THE BOARD OF DIRECTORS
                                       OF
                  STRATEGY INTERNATIONAL INSURANCE GROUP, INC.
                               (THE "CORPORATION")

                               APPROVING AGREEMENT

RESOLVED THAT:

1. the Corporation enter into a binding letter of intent (the "Agreement") providing for the acquisition of all shares of RS Group of Companies, Inc. on the terms and conditions contained in the draft agreement dated December 31, 2005 attached hereto with such amendments and variations, if any, as the person(s) executing the same may approve, such approval to be conclusively evidenced by such execution thereof and such execution shall be conclusive evidence that the agreement so executed is the Agreement authorized by this resolution;

2. any majority of the officers of the Corporation are authorized to execute and deliver the Merger Agreement in the name and on behalf of the Corporation and any other documents as contemplated to complete the merger;

                  The foregoing resolution is signed by all the directors of the Corporation this 5th day of January, 2006.



/s/ John Hamilton                           /s/ Sandro Sordi
--------------------------------            ------------------------------
John Hamilton                               Sandro Sordi



/s/                                         /s/ Charles Napper
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Stephen Stonhill                            Charles Napper



/s/ Gavin Lange                             /s/ Albert Testa
--------------------------------            ------------------------------
Gavin Lange



/s/ Mike Hillhouse
--------------------------------
Mike Hillhouse